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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 MARCH 18, 1996
                Date of Report (Date of earliest event reported)


                       WATERHOUSE INVESTOR SERVICES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-15948                   13-3400568
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation              File Number)            Identification No.)



                  100 WALL STREET, NEW YORK, NEW YORK  10005
                   (Address of Principal Executive Offices)


      Registrant's telephone number, including area code (212) 806-3500


                                NOT APPLICABLE
        (Former name or former address, if changes since last report)





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ITEM 5.  OTHER EVENTS

         The registrant issued a press release stating that the registrant and a third party have commenced preliminary discussions with a view to a possible business combination. The registrant's press release is attached as an exhibit to this report.





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(C)  EXHIBITS

       28. Press release issued by Waterhouse Investor Services, Inc. on March 18, 1996 announcing preliminary discussions with a third party regarding possible business combination.





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                                  SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             WATERHOUSE INVESTORS SERVICES, INC.
                             Registrant




Dated:  March 18, 1996       By: /s/ Richard H. Neiman
                                 --------------------------------------------
                                 Richard H. Neiman
                                 Executive Vice President and General Counsel






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                              INDEX TO EXHIBITS



                                                                SEQUENTIAL
                                                                   PAGE
EXHIBIT NO.      DESCRIPTION                                      NUMBER
-----------      -----------                                    ----------

    28           Press release issued by Waterhouse Investor         7
                 Services, Inc. on March 18, 1996 announcing preliminary discussions regarding possible business combination.